John Hancock
Balanced Fund

SUMMARY PROSPECTUS 3–1–10 (as revised 1–7–11)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information both dated March 1, 2010, and most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this Summary Prospectus.

 CLASS R1: JBAOX            CLASS R3: JBAHX            CLASS R4: JBAFX            CLASS R5: JBAVX

Investment objective

To seek current income, long-term growth of capital and income and preservation of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class R1	Class R3	Class R4	Class R5

	None	None	None	None

Annual fund operating expenses (%)	Class R1	Class R3	Class R4	Class R5

Management fee	0.60	0.60	0.60	0.60

Distribution and service (12b-1) fees	0.50	0.50	0.25	0.00

Service plan fee	0.25	0.15	0.10	0.05

Other expenses[1]	1.50	1.55	0.88	1.39

Total annual fund operating expenses	2.85	2.80	1.83	2.04

Contractual expense reimbursement[2]	−1.22	−1.27	−0.60	−1.11

Net annual fund operating expenses	1.63	1.53	1.23	0.93

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 1.53%, 1.58%, 0.91%, and 1.42% for Class R1, Class R3, Class R4, and Class R5 shares, respectively.
2	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.63%, 1.53%, 1.23%, and 0.93% for Class R1, Class R3, Class R4, and Class R5 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. These expense limitations shall remain in effect until February 28, 2011, and thereafter until terminated by the adviser.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5

1 Year	166	156	125	95

3 Years	768	748	517	532

5 Years	1,396	1,366	934	996

10 Years	3,088	3,036	2,099	2,280

A DOMESTIC EQUITY FUND

 John Hancock Balanced Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities. The fund allocates its investments among a diversified mix of debt and equity securities.

With regard to the fund’s equity securities, the subadviser looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The subadviser uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The subadviser then looks for a positive catalyst in a company’s near-term outlook that it believes will accelerate earnings or improve the value of the company’s assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company’s products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The subadviser also considers an issuer’s dividend-paying prospects and overall financial strength.

The fund’s debt securities are used to enhance current income and provide some added stability. The fund’s investments in bonds of any maturity are primarily investment grade (rated BBB or above by S&P or Baa or above by Moody’s and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C by S&P or Moody’s and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). The fund may invest up to 50% of assets in mortgage-backed securities.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class R1 shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

October 5, 1992 is the inception date for the oldest Class of shares, Class A shares. Class R1, R3, R4 and R5 shares were first offered on September 8, 2008, the returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, R3, R4 and R5 shares, respectively.

The Barclay’s Capital U.S. Aggregate Bond Index is included as an additional broad-based market index.

Calendar year total returns — Class R1 (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
−2.24	−5.54	−18.41	17.91	6.53	13.05	13.42	23.00	−25.68	23.77

Total return The fund’s total return for the year ended December 31, 2009 was 23.77%.

Best quarter: Q2 ’09, 11.21%

Worst quarter: Q3 ’08, −14.19%

Average annual total returns (%)	1 Year	5 Year	10 Year

AS OF 12-31-09

Class R1 before tax	23.77	7.72	3.22

After tax on distributions	23.33	6.66	2.26

After tax on distributions, with sale	15.43	6.20	2.27

Class R3 before tax	23.91	7.84	3.33

Class R4 before tax	24.28	8.15	3.63

Class R5 before tax	24.67	8.47	3.94

S&P 500 Index	26.46	0.42	−0.95

Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	6.33

Barclays Capital Government/Credit Bond Index[1]	4.52	4.71	6.34

1	As of December 9, 2009, the fund replaced the Barclays Capital Government/Credit Bond Index with the Barclays Capital U.S. Aggregate Bond Index, which better reflects that portion of the fund’s investment strategy of investing in fixed-income securities.

 John Hancock Balanced Fund

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Jeffrey N. Given, CFA
Vice president

Joined fund team in 2006

Roger C. Hamilton
Senior vice president

Joined fund team in 2003

Timothy M. Malloy
Senior vice president

Joined fund team in 2006

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, R3, R4 and R5 shares of the fund. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends quarterly and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    36RSP 3–1–10 (as revised 1–7–11)    SEC file number: 811-00560